Exhibit 99.1

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Financial Statements

(Unaudited)

Set forth below are the unaudited pro forma consolidated and combined statements of operations for the years ended December 31, 2015,  2014 and 2013 (together with the notes to the unaudited pro forma consolidated and combined financial statements, the “pro forma financial statements”), of Landmark Infrastructure Partners LP (together with its combined entities, the “Partnership,” “we,” “our” or “us”). The pro forma financial statements have been prepared based on certain pro forma adjustments to the consolidated and combined financial statements included in our Annual Report as filed on February 16, 2016 with the SEC on Form 10-K for the year ended December 31, 2015. The pro forma financial statements should be read in conjunction with such historical consolidated and combined financial statements, including the related financial statement notes.

On August 30, 2016,  the Partnership completed an acquisition of LD Acquisition Company 12 LLC, an entity owning 388 tenant sites and related real property interests and 5 solar sites accounted for as investments in receivables, from Landmark Dividend Growth Fund-G LLC (“Fund G”), an affiliate of Landmark Dividend LLC (“Landmark”), in exchange for (i) 3,814,159 common units representing limited partner interests in the Partnership (“Common Units”), valued at approximately $68.8 million, and (ii) cash consideration of approximately $86.9 million (the “Transaction”). The acquired portfolio included the contractual obligation to acquire two tenant sites and related real property interests in Los Angeles, California.  Upon the closing of these acquisitions, the Partnership is obligated to pay cash consideration of approximately $11.3 million to the property owner and to issue 221,729 Common Units to Fund G as additional consideration.

The Transaction was deemed to be transaction between entities under common control, which requires the assets and liabilities transferred at the historical cost of the parent of the entity, with prior periods retroactively adjusted to furnish comparative information. Accordingly, the consolidated and combined balance sheet as of September 30, 2016 and consolidated and combined statements of operations for the nine months ending September 30, 2016, as filed on November 3, 2016 with the SEC on its Form 10-Q for the nine months ended September 30, 2016, have been retroactively adjusted to include the historical results and financial position of the Transaction for the periods in which the assets were under common control. The financial statements in future filings will also be retroactively adjusted to include the historical results and financial position of the Transaction. The differences between the cash consideration of each acquisition and the historical cost basis were allocated to Landmark Infrastructure Partners GP LLC, the Partnership’s general partner (the “General Partner”).

The Transaction is between entities under common control and the consolidated and combined operations for the years ending December 31, 2015,  2014 and 2013, as currently filed do not reflect the retroactive adjustments, pro forma consolidated and combined operations are included to reflect the historical results of the assets for the periods in which the assets were under common control. Our pro forma financial statements are presented for illustrative purposes only and do not purport to (1) represent the results of our operations that would have actually occurred had the Partnership owned the assets for the periods presented and (2) project our financial position or results of operations as of any future date or for any future period, as applicable.

The Transaction included certain real estate rights that were acquired during the years ended December 31, 2015,  2014, and 2013 and during the nine months ended September 30, 2016 by Landmark. The pro forma consolidated and combined statement of operations for the years ended December 31, 2015,  2014 and 2013 have been prepared for the periods in which the assets included within the Transaction were under common control by Landmark.

Substantially all assets acquired by the Partnership in connection with the Transaction are occupied by single tenants subject to net lease agreements that are effectively triple net leases whereby the tenant or the underlying property owner are responsible for expenses associated with the property, and no single asset included in the Transaction represented 10% or more of its total assets as reflected on its latest balance sheet filed with the Securities and Exchange Commission (the “SEC”) prior to the Transaction. For those assets leased to single tenants that are subject to lease agreements that are effectively triple net leases, the Partnership believes that financial information about the tenants, or the parent company of which the tenant is a wholly owned subsidiary, is more relevant to investors than financial statements of the acquired tenant site. These tenants, or their parent companies, are public companies that provide publicly available financial statements in reports filed with the SEC at http://www.sec.gov. The information in the table below sets forth the portion of the Transaction purchase price attributable to assets with tenants listed below and is provided to conform to Regulation S-X, Rule 3-14 aggregation rules:

Tenant	Purchase Price	Public Entity
Sprint	$13,570,679	Sprint Corporation
Crown Castle	$13,407,331	Crown Castle International Inc.
T‑Mobile	$11,679,873	T-Mobile US, Inc.
AT&T Mobility	$10,936,878	AT&T Inc.

The Partnership’s unaudited pro forma consolidated and combined financial statements were prepared in accordance with Article 11 of Regulation S‑X, using the assumptions set forth in the notes to the unaudited pro forma consolidated and combined financial statements. The Partnership’s unaudited pro forma consolidated and combined financial statements also do not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the Transaction described above.

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Statement of Operations

For the Year Ended December 31, 2015

(Unaudited)

				Landmark
	Landmark	Pre-Acquisition		Infrastructure
	Infrastructure	results of		Partners LP
	Partners LP	Fund G		Pro Forma
Revenue	A	B
Rental revenue	$27,001,916	$6,530,593	C	$33,532,509
Interest income on receivables	786,139	—		786,139
Total revenue	27,788,055	6,530,593		34,318,648
Expenses
Management fees to affiliate	230,934	249,011	D	479,945
Property operating	27,009	9,024	E	36,033
General and administrative	2,923,116	—		2,923,116
Acquisition-related	3,686,598	307,186	F	3,993,784
Amortization	6,920,687	1,715,547	G	8,636,234
Impairments	3,901,700	—		3,901,700
Total expenses	17,690,044	2,280,768		19,970,812
Other income and expenses
Interest expense	(8,398,089)	(2,559,542)	H	(10,957,631)
Loss on early extinguishment of debt	(1,872,002)	—		(1,872,002)
Realized loss on derivatives	(139,979)	—		(139,979)
Unrealized loss on derivatives	(358,927)	(86,349)	I	(445,276)
Gain on sale of real property interest	236,906	—		236,906
Total other income and expenses	(10,532,091)	(2,645,891)		(13,177,982)
Net income (loss)	$(434,080)	$1,603,934		$1,169,854
Less: Net income (loss) attributable to Predecessor	(1,169,963)	1,603,934		433,971
Net income attributable to partners	$735,883	$—		$735,883
Net income (loss) per limited partners unit
Common units – basic	$0.16			$0.16
Common units – diluted	$0.07			$0.07
Subordinated units – basic and diluted	$(0.16)			$(0.16)
Weighted-average limited partner units outstanding
Common units – basic	7,557,615			7,557,615
Common units – diluted	10,692,724			10,692,724
Subordinated units – basic and diluted	3,135,109			3,135,109

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Statement of Operations

For the Year Ended December 31, 2014

(Unaudited)

				Landmark
	Landmark	Pre-Acquisition		Infrastructure
	Infrastructure	results of		Partners LP
	Partners LP	Fund G		Pro Forma
Revenue	A	B
Rental revenue	$21,401,328	$2,969,086	C	$24,370,414
Interest income on receivables	709,030	—		709,030
Total revenue	22,110,358	2,969,086		25,079,444
Expenses
Management fees to affiliate	642,150	123,565	D	765,715
Property operating	24,720	—		24,720
General and administrative	820,522	—		820,522
Acquisition-related	527,065	1,200,445	F	1,727,510
Amortization	5,382,671	861,666	G	6,244,337
Impairments	258,834	—		258,834
Total expenses	7,655,962	2,185,676		9,841,638
Other income and expenses
Interest expense	(7,831,847)	(1,111,065)	H	(8,942,912)
Loss on early extinguishment of debt	(2,905,259)	—		(2,905,259)
Realized loss on derivatives	(213,181)	—		(213,181)
Unrealized loss on derivatives	(643,481)	—		(643,481)
Total other income and expenses	(11,593,768)	(1,111,065)		(12,704,833)
Net income (loss)	$2,860,628	$(327,655)		$2,532,973
Less: Net income (loss) attributable to Predecessor	5,558,976	(327,655)		5,231,321
Net loss attributable to partners	$(2,698,348)	$—		$(2,698,348)
Net loss per limited partners unit
Common units – basic	$(0.34)			$(0.34)
Common units – diluted	$(0.34)			$(0.34)
Subordinated units – basic and diluted	$(0.34)			$(0.34)
Weighted-average limited partner units outstanding
Common units – basic	4,702,665			4,702,665
Common units – diluted	4,702,665			4,702,665
Subordinated units – basic and diluted	3,135,109			3,135,109

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

				Landmark
	Landmark	Pre-Acquisition		Infrastructure
	Infrastructure	results of		Partners LP
	Partners LP	Fund G		Pro Forma
Revenue	A	B
Rental revenue	$16,656,870	$357,483	C	$17,014,353
Interest income on receivables	742,185	—		742,185
Total revenue	17,399,055	357,483		17,756,538
Expenses
Management fees to affiliate	544,908	18,837	D	563,745
Property operating	6,454	4,672	E	11,126
General and administrative	722,601	—		722,601
Acquisition-related	1,093,948	337,996	F	1,431,944
Amortization	4,464,124	93,872	G	4,557,996
Impairments	1,005,478	—		1,005,478
Total expenses	7,837,513	455,377		8,292,890
Other income and expenses
Interest expense	(5,406,753)	(17,457)	H	(5,424,210)
Unrealized gain on derivatives	1,493,041	—		1,493,041
Total other income and expenses	(3,913,712)	(17,457)		(3,931,169)
Net income (loss)	$5,647,830	$(115,351)		$5,532,479

Landmark Infrastructure Partners LP

Notes to Pro Forma Consolidated and Combined Financial Statements

(Unaudited)

The unaudited pro forma consolidated and combined statement of operations for the years ended December 31, 2015, 2014 and 2013 reflect the retroactive adjustments to include the historical results of the Transaction for the periods in which the assets were under common control. The Transaction is included in the historical consolidated and combined balance sheet of Landmark Infrastructure Partners LP as of September 30, 2016 and consolidated and combined statements of operations for the nine months ending September 30, 2016 and 2015, respectively, as filed on November 3, 2016 with the SEC on its Form 10-Q for the nine months ended September 30, 2016.

The following adjustments to the pro forma consolidated and combined statements of operations for the years ended December 31, 2015, 2014 and 2013 retroactively adjusted to include the historical results and financial position of the Transaction for the periods in which the assets were under common control:

(A)

Reflects the historical consolidated and combined statement of operations of Landmark Infrastructure Partners LP for the years ended December 31, 2015,  2014 and 2013 as filed on February 16, 2016 with the SEC on Form 10-K for the year ended December 31, 2015.  The financial statements in future filings will be retroactively adjusted to include the historical results and financial position of the Transaction for the periods in which the assets were under common control.

(B)

Certain assets were acquired by Landmark or its affiliates during 2015, 2014 and 2013, accordingly, pro forma adjustments are made to reflect the retroactive adjustments for the period the assets were under common control to reflect the operations of those acquired assets during the years ended December 31, 2015,  2014 and 2013.

(C)

Reflects historical rental revenue for leased tenant sites based on the contractual lease terms recognized on a straight-line basis, for tenants under lease arrangements with minimum fixed and determinable increases over the non‑cancellable term of the related leases (when collectability is reasonably assured), during the period in which the assets were under common control, as well as amortization of above‑market and below‑market lease intangibles based on the purchase price allocation of the historical cost of tenant sites acquired.

(D)

In accordance with the limited liability company agreement for Fund G, Landmark or its affiliate was paid a management fee ranging of $65 per asset per month for providing various services to Fund G. Landmark’s right to receive  a management fee of $65 per asset per month for managing the Fund G assets was terminated in connection with the Transaction. Pursuant to the terms of our Omnibus Agreement, Landmark is required to reimburse the Partnership for certain general and administrative services that exceed the greater of $162,500 or 3% of our revenue during the preceding calendar quarter

(E)	Reflects historical property operating expenses associated with the assets while under common control.
(F)

The Transaction included 99, 181 and 102 tenant sites acquired by Landmark and affiliates during the years ended December 31, 2015,  2014 and 2013, respectively. Acquisition‑related expenses are third party fees and expenses related to acquiring an asset and include survey, title, legal, and other items as well as legal and financial advisor expenses associated with the acquisition.

(G)

Reflects the amortization of real property interests and in-place lease intangibles based on the allocation of the historical cost of tenant sites and related property interests acquired during the period in which the assets were under common controls.

(H)	Reflects the interest expense associated with the borrowings under the Fund G secured facility. On December 18, 2013, Fund G entered into a five-year secured credit facility with a syndicate of banks. As of December 31, 2015,  2014 and 2013,  Fund G had $76.2 million,  $42.3 million and $13.3 million outstanding, respectively. The facility was secured by all of Fund  G’s assets, including its real estate rights. Interest on the facility is based on LIBOR plus 3.25%. During the years ended December 31, 2015,  2014 and 2013,  Fund G  incurred $2.6 million, $1.1 million and $17,457, respectively, of interest expense on its secured credit facility. The Fund incurred $0.5 million,  $0.3 million and $6,055 of amortization of deferred loan costs, which is included in interest expense for the years ended December 31, 2015,  2014 and 2013, respectively.

In connection with the Transaction, cash proceeds of $74.6 million was used to repay the Fund’s secured indebtedness and at the time of the Transaction the unamortized balance of the deferred loan costs totaling $1.7 million related to the secured debt facility was recorded as a loss on extinguishment of debt.

(I)

Fund G hedged a portion of the variable interest rate borrowings under its’ secured debt facility through interest rate swap agreements. The fund did not apply hedge accounting to these derivative financial instruments which has resulted in the change in the fair value of the interest rate swap agreements to be reflected in income as either a realized or unrealized gain (loss) on derivatives. The following table summarizes the terms and changes in fair value of Fund G’s interest rate swap agreements:

Date	Notional	Fixed	Effective	Maturity	Change in Fair Value
Entered	Value	Rate	Date	Date	December 31, 2015
April 1, 2015	10,000,000	4.21	4/1/2015	4/1/2017	(29,494)
December 30, 2015	50,000,000	4.11	1/4/2016	4/1/2017	(56,855)
					$(86,349)

The Fund G interest rate swap agreements were terminated in connection with the repayment of the Fund G secured indebtedness as a result of the Transaction.

Pro Forma Net Income Per Limited Partner Unit

Net income per unit applicable to common and subordinated units is computed by dividing the respective limited partners’ interest in net income subsequent to our initial public offering (“IPO”), by the weighted-average number of common units and subordinated units outstanding for the period. Because we have more than one class of participating securities, we use the two-class method when calculating the net income per unit applicable to limited partners. The classes of participating securities include common units, subordinated units, and incentive distribution rights. Under the two-class method, cash distributions declared less than (greater than) net income are allocated to the limited partners based on their respective sharing of income specified in the partnership agreement. Cash distributions made to our unitholders are determined according to the actual distributions declared, and no cash distributions were declared on the incentive distribution rights during the periods. Basic and diluted net income per unit are the same because we do not have any potentially dilutive units outstanding for the periods presented.

When a general partner transfers or “drops-down” net assets to a master limited partnership and the transaction is accounted for as a transaction between entities under common control, the statements of operations of the master limited partnership are adjusted retroactively to reflect the transaction as if it occurred on the earliest date during which the entities were under common control. The historical income (losses) of a transferred business before the date of a drop-down transaction should be allocated entirely to the general partner and the previously reported earnings per unit of the limited partners should not change as a result of the dropdown transaction. As the Transaction was determined to be between entities under common control, net income (loss) related to the assets within the Transaction prior to the Partnership’s acquisition date is allocated to the General Partner.